EXHIBIT 10.2


                           SUBCONTRACT PURCHASE ORDER

                               R.J. NOBLE COMPANY
                    Engineering contractors - Asphalt Paving

         P.O. Box 620 - 15505 Lincoln Blvd. - Orange, California 92866
                                                                      No. 31964A
                 Telephone (714) 637-1550 - Fax (714) 637-6321
                                                                    Date 1/22/01
                        Contractor License No. A-121735

Issue To:  BLACK IPO                    For Job: WDI-RSSI       Job No. 8267
           6125 Imperial Ave.
           San Diego, CA 92137
           Attn:  Wendell Stemley

--------------------------------------------------------------------------------
TO FURNISH LABOR, MATERIAL, EQUIPMENT TO LOCATION: COMPLETE THE FOLLOWING ITEMS OF WORK ON SCHEDULE AT INDICATED PRICE PER YEAR BIO PROPOSAL.
--------------------------------------------------------------------------------
Item No.     Description                 Quantity U/M   Unit Price  Total Price

        Base Contract                                              $2,204,675.00
        Additional work:
        Park West Landscape - C.O. 1                                  -35,566.95
                            - C.O. 2                                1,077,801.62
                            - C.O. 3                                   20,644.88

        C.T. & F.           - C.O. 1                                    1,740.00
                            - C.O. 2                                  147,403.00
                            - C.O. 3                                   29,875.00
                                                                   -------------
                                                TOTAL              $3,446,572.81


--------------------------------------------------------------------------------

READ ALL PAGES. Commencing work on any of the labor, material or equipment listed herein shall be deemed acceptance of the terms and conditions stated on all pages of this document. Subcontractor shall have a valid license for the work to be performed under this purchase order.

EXCEPTIONS OR QUALIFICATIONS:
1. ALL WORK TO BE DONE COMPLETE PER BID ITEM ACCORDING TO PLANS AND SPECIFICATIONS AND AGENCY REQUIREMENTS EXCEPT AS SPECIFICALLY NOTED ABOVE, AND ALL PROVISIONS CONTAINED THEREIN SHALL APPLY AND BE STRICTLY ADHERED TO.
2. SUBCONTRACTOR AGREES TO BE BOUND BY AND COMPLY WITH PARAGRAPHS 1 THROUGH 7 OF THE GOVERNMENT'S CODE OF FAIR PRACTICES, AND COMPLY WITH THE PROVISIONS PRESCRIBED FOR CONTRACTS BY EXECUTIVE ORDER 11245
3. LABOR AND MATERIAL RELEASES SATISFACTORY TO THE R.J. NOBLE CO. WILL BE REQUIRED, BILLINGS FOR WORK DONE DURING MONTH WILL BE PAID ON 10TH OF THE MONTH FOLLOWING LESS RETENTION.
4. R.J. NOBLE COMPANY AT ITS DISCRETION, RESERVES THE RIGHT TO ISSUE JOINT CHECKS FOR ANY AND ALL SUCH WORK COVERED BY THIS AGREEMENT.


                                For R. J. Noble Co.  /s/  ????????????????
                                                     ---------------------------

                          SUBCONTRACT PURCHASE ORDER

                               R.J. NOBLE COMPANY
                    Engineering contractors - Asphalt Paving

         P.O. Box 620 - 15505 Lincoln Blvd. - Orange, California 92866
                                                                         No. 10A
                 Telephone (714) 637-1550 - Fax (714) 637-6321
                                                                    Date 1/22/01
                        Contractor License No. A-121735

Issue To:  BLACK IPO                    For Job: WDI                Job No. 8267
           6125 Imperial Ave.                    SP-5
           San Diego, CA 92137
           Attn:  Wendell Stemley

--------------------------------------------------------------------------------
TO FURNISH LABOR, MATERIAL, EQUIPMENT TO LOCATION: COMPLETE THE FOLLOWING ITEMS OF WORK ON SCHEDULE AT INDICATED PRICE PER YEAR BIO PROPOSAL.
--------------------------------------------------------------------------------
Item No.     Description                 Quantity U/M   Unit Price  Total Price

        Base Contract                                              $1,102,650.00
        Additional work:

        Park West Landscape - C.O. 1                                   12,881.03
        C.T. & F.           - C.O. 1                                   79,311.00
                                                                   -------------
                                                TOTAL              $1,194,842.03


--------------------------------------------------------------------------------

READ ALL PAGES. Commencing work on any of the labor, material or equipment listed herein shall be deemed acceptance of the terms and conditions stated on all pages of this document. Subcontractor shall have a valid license for the work to be performed under this purchase order.

EXCEPTIONS OR QUALIFICATIONS:
1. ALL WORK TO BE DONE COMPLETE PER BID ITEM ACCORDING TO PLANS AND SPECIFICATIONS AND AGENCY REQUIREMENTS EXCEPT AS SPECIFICALLY NOTED ABOVE, AND ALL PROVISIONS CONTAINED THEREIN SHALL APPLY AND BE STRICTLY ADHERED TO.
2. SUBCONTRACTOR AGREES TO BE BOUND BY AND COMPLY WITH PARAGRAPHS 1 THROUGH 7 OF THE GOVERNMENT'S CODE OF FAIR PRACTICES, AND COMPLY WITH THE PROVISIONS PRESCRIBED FOR CONTRACTS BY EXECUTIVE ORDER 11245
3. LABOR AND MATERIAL RELEASES SATISFACTORY TO THE R.J. NOBLE CO. WILL BE REQUIRED, BILLINGS FOR WORK DONE DURING MONTH WILL BE PAID ON 10TH OF THE MONTH FOLLOWING LESS RETENTION.
4. R.J. NOBLE COMPANY AT ITS DISCRETION, RESERVES THE RIGHT TO ISSUE JOINT CHECKS FOR ANY AND ALL SUCH WORK COVERED BY THIS AGREEMENT.


                                For R. J. Noble Co.  /s/  ????????????????
                                                     ---------------------------